Construction contract expenses	6 Months Ended
Jun. 30, 2016
Construction Contract Expenses [Abstract]
Construction Contract Expenses Disclosure [Text Block]
5. Construction contract expenses

The Mooring is an offshore installation that is used to moor the PGN FSRU Lampung to offload natural gas into an offshore pipe that transports the gas to a land terminal for the charterer, PGN LNG. The Mooring was constructed on behalf of, and was sold to, PGN LNG and was accounted for using the percentage of completion method. Under the percentage of completion method, construction contract revenues and expenses of the Mooring were reflected in the consolidated and combined carve-out statements of income until December 31, 2014 when Mooring project was completed. As of December 31, 2014, the Partnership recorded a warranty allowance of $2.0 million to construction contract expenses for technical issues that required the replacement of equipment parts for the Mooring. As of June 30, 2016, approximately $1.1 million of the warranty allowance had been used. The final replacement parts have been ordered and an updated estimate has been prepared for the installation cost to complete the warranty replacements. The revised estimate exceeded the remaining warranty allowance. As a result, an additional warranty provision of $0.3 million was recorded as of June 30, 2016. The Partnership anticipates that part of the costs incurred for the remaining warranty replacements, net of deductible amounts, will be recoverable under the Partnership’s insurance coverage. An insurance claim will be filed with the insurance carrier when the costs have been incurred. The insurance claims can only be recognized in the consolidated and combined carve-out financial statements when the claims submitted are probable of recovery. The Partnership is indemnified by Höegh LNG for all warranty provisions at the time the costs are incurred, subject to repayment to the extent recovered by insurance. Refer to notes 11 and 14.